UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09019
Dow Target Variable Fund LLC

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip code)
Kimberly A. Plante, Secretary
The Dow® Target Variable Fund LLC
P.O. Box 237 Cincinnati, OH 45201

(Name and address of agent for service)
Registrant’s telephone number, including area code: 513-794-6971
Date of fiscal year end: December 31
Date of reporting period: June 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports To Stockholders.

The Dow® Target Variable Fund LLC Semiannual Report June 30, 2010 Ohio National Financial Services®

President’s
Message

Dear Investor:

In the last President’s Message, we anticipated that 2010 would prove to be a more difficult year to manage money than 2009. Unfortunately, so far this has turned out to be true. Many of the factors that were a drag on the economy in 2008 and 2009 have continued to act as such in 2010; job losses continue, unemployment remains high, the housing market remains precarious and many states’ finances are fragile. Clearly, the very strong recovery that we experienced in the last three quarters of 2009 could not continue forever. The big questions were: “When would the bull market run end?” and “How can one best position a portfolio to retain the gains from 2009?”

We now know that the bull market run came to an end, or at least a pause, on April 26, 2010 when the Dow Jones Industrial Averagesm peaked at 11,205 after being up 8.3 percent for the year and 76.6 percent since the market low on March 9, 2009. This was an incredible run, much stronger than the 32 percent increase for a similar period following the October 2002 bull market run (although this run ultimately lasted for almost seven years instead of just over thirteen months). However, the 2009 market recovery never felt like it was meant to last. This brings us to the real question: “Was the market pause just a pause, or the first leg down in a double dip recession?” While there is no way to know for sure, I believe we are in a slowdown within a recovery. The market is now less concerned with a potential European debt default, especially with signs of a stronger industrial recovery in Germany, and is now more focused on the pace of growth in the U.S. and China. Many economic indicators have shown positive results while others have fallen significantly but from unsustainably high levels. All of this indicates a slowdown in the economy, but not a double dip recession.

The one area that is clearly in double dip territory is the U.S. housing market. This downturn was no doubt caused by the removal of the housing stimulus in the form of home buyer tax credits. This should serve as a lesson for policy makers that the removal of economic stimulus too soon can have a significant negative impact on a fragile economic recovery. The good news here is that since home prices had already fallen to such low levels, a further fall will not have as much impact.

The Dow® Target Variable Fund

The Dow® Target Variable Fund Portfolios follow the same strategy: buying the five or ten stocks in the Dow Jones Industrial Averagesm with the highest dividend yield, or lowest share prices, and then holding those stocks for a year. This strategy is best described as a simple quantitative approach to value investing and traces its roots to the late 1970s. While the strategy has had a good very long-term track record, more recent performance has been lackluster to poor. Over the past three and five years, the returns for all eight of the Portfolios were negative and all eight underperformed the Dow Jones Industrial Averagesm. Over the past six months, the performance, while still negative, has been better. All of the Dow® Target 10 Portfolios outperformed the Dow Jones Industrial Averagesm as did two of the four Dow® Target 5 Portfolios.

The outlook for the near term future is unclear. Proponents of Dow investing theory note that these are some of the largest companies in the world with stable and mature businesses. The reason for their high dividend yield is that these company’s stocks are priced too low, not that the dividend rate is too high. In the past, companies were extremely hesitant to cut their dividend rate. We have seen that this is no longer the case.

Looking Ahead

Many questions remain regarding the direction of the economy: Will job losses continue or will we see improvement in the unemployment picture? What impact will slowing growth in China have on the global economy? Are Europe’s problems behind it or will a sovereign debt crisis resurface? What will be the impact of the recently signed financial reform bill? In these uncertain times, we believe that the best approach is to have a long-term investment outlook and make sure your investment choices provide for a well balanced asset allocation.

Thank you for entrusting your assets to The Dow® Target Variable Fund. We look forward to continuing to serve your investment needs.

Sincerely,
Christopher A. Carlson
President

Managers and Officers of The Dow® Target Variable Fund LLC

John J. Palmer, Manager
L. Ross Love, Manager
James E. Bushman, Manager
George M. Vredeveld, Manager
John I. Von Lehman, Manager
Christopher A. Carlson, President
Thomas A. Barefield, Vice President
Dennis R. Taney, Chief Compliance Officer
R. Todd Brockman, Treasurer
Catherine E. Gehr, Assistant Treasurer
Kimberly A. Plante, Secretary
Katherine L. Carter, Assistant Secretary

The Statement of Additional Information (“SAI”) of The Dow® Target Variable Fund LLC (the “Fund”) includes additional information about the Fund Managers and is available, without charge, upon request, by calling 877-781-6392 toll-free.

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 toll-free and is also available on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of The Dow® Target Variable Fund LLC. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 513-794-6100.

The Dow® Target Variable Fund LLC
Dow® Target 10 — First Quarter Portfolio

 Objective/Strategy

The Dow® Target 10 Portfolios seek above-average total return through both capital appreciation and dividend income by investing in ten common stocks in the Dow Jones Industrial Averagesm that have the highest dividend yield as of the close of business on or about the second to last business day of the preceding quarter.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	19.00%
Five years	-2.24%
Ten years	1.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s ownership, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial ownership in membership interests are obtained solely by purchase of variable annuity contracts. Actual performance results for variable annuity contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the six-month period ended June 30, 2010, the Dow® Target 10 — First Quarter Portfolio returned -4.27% versus -5.00% for the current benchmark, the Dow Jones Industrial Averagesm (“DJIAsm”).

The DJIAsm was performing quite well this year until the latter part of April. The index posted a gain of 8.3% from the start of the period through April 26. Historically speaking, that is nearly a year’s worth of gains in a little less than four months. The fact that the gains did not hold is understandable once you focus on the big picture. The stock market was poised for a sell-off. From the low in the market on March 9, 2009, through April 26, 2010, the DJIAsm posted a gain of 76%. That clearly qualified as a “too far, too fast” scenario. It takes 39 months, on average, for investors to recoup losses from a bear market, according to InvesTech. The current rally was just a little less than 14 months old. Investors should know that corrections are a common occurrence and an integral part of bull markets.

Standard & Poor’s uses four categories to classify sell-offs in equities: noise (decline up to 4.9%); pullback (decline of 5.0% to 9.9%); correction (decline of 10.0% to 19.9%); and bear market (decline of 20% or more). It refers to bear markets with losses exceeding 40.0% as mega-meltdowns. Since 1946, the S&P 500 Index has experienced 53 pullbacks with an average decline of 7%, 18 corrections with an average decline of 14%, and 12 bear markets with an average decline of 33% (three were mega-meltdowns), according to Sam Stovall, Chief Investment Strategist at Standard & Poor’s. With respect to the 18 corrections, once they bottomed it took only four months, on average, to climb back above the pre-correction level.

While no single event triggered the sell-off in equities, perhaps the biggest shock to the system came out of Europe. While the sovereign debt crisis in Greece was eventually averted in the near-term the event itself raised the specter of a contagion spreading to other European Union members. Those singled out initially, including Greece, are referred to as the “PIGS” (Portugal, Italy, Greece & Spain). The decision by the government in Greece to implement austerity measures motivated some economists to temper their global gross domestic product (GDP) growth rate estimates moving forward. Add the oil leak in the Gulf and the weak labor market to the mix and you have yourself the type of catalyst that can trigger an overdue correction in the market.

The Portfolio slightly outperformed the DJIAsm in the first half of 2010 due to its limited exposure to Information Technology stocks. Microsoft Corp., Hewlett-Packard Co. and Cisco Systems, Inc., stocks included in the DJIAsm, were down 23.8%, 15.7% and 11.0%, respectively. None of these three stocks were represented in the Portfolio’s holdings. Information Technology, which was the top performing sector in 2009, was hit by profit taking over concern that the global growth story would not be as strong as originally thought. This positive effect was partially offset by top performers of the DJIAsm, the Boeing Co. and Caterpillar also not being included in the Portfolio. These stocks were up 17.4% and 6.8% for the period, respectively.(1)

The top performers of the Portfolio were as follows: McDonald’s Corp. up 7.3%; E.I. Du Pont de Nemours & Co. up 5.2%; and Kraft Foods, Inc. up 5.2%. The worst performers were as follows: Home Depot, Inc. down 1.3%; Merck & Co., Inc. down 2.2%; Intel down 3.1%; Chevron Corp. down 10.0%; AT&T, Inc. down 10.7%; Verizon Communications, Inc. down 12.6%; and Pfizer, Inc. down 19.6%.(1)

The good news is that the International Monetary Fund (IMF), which had been slow early on in recognizing the strength of the current recovery, sees global GDP growth at 4.50% in 2010 and 4.25% in 2011. That does not suggest that a slowdown or double-dip recession is in the making. James W. Paulsen, Ph.D., and chief investment strategist at Wells Capital Management, has provided some compelling data that makes a case for investing in stocks when the U.S. unemployment rate is high. Since January 1948 (monthly data), U.S. stocks posted an annualized total return of 20.43% for the highest quartile of unemployment rates, compared to an annualized total return of 7.34% for the lowest three quartiles.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

(continued)

The Dow® Target Variable Fund LLC
Dow® Target 10 — First Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment (Unaudited)

	Dowﬁ Target
	10 -
	First Quarter	Dow Jones
	Portfolio	Industrial AverageSM
06/30/2000	10000	10000
12/31/2000	12318	10396
06/30/2001	12687	10204
12/31/2001	11886	9831
06/30/2002	11640	9152
12/31/2002	10614	8355
06/30/2003	11186	9108
12/31/2003	13285	10718
06/30/2004	12858	10804
12/31/2004	13712	11288
06/30/2005	12978	10876
12/31/2005	12858	11482
06/30/2006	14232	12082
12/31/2006	16570	13669
06/30/2007	17947	14866
12/31/2007	16670	14883
06/30/2008	13112	12892
12/31/2008	10429	10131
06/30/2009	9741	9927
12/31/2009	12108	12429
06/30/2010	11591	11808

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2010 (1) (Unaudited)

% of Net Assets

Common Stocks (2)	98.5
Money Market Funds and Other Net Assets	1.5

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Consumer Discretionary	21.4
Health Care	18.2
Telecommunication Services	18.0
Materials	10.8
Consumer Staples	10.8
Information Technology	10.0
Energy	9.3

98.5

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 98.5%	Shares	Value

CONSUMER DISCRETIONARY – 21.4%
McDonald’s Corp. (Hotels, Restaurants & Leisure)	3,438	$226,461
Home Depot, Inc. (Specialty Retail)	7,421	208,308

		434,769

CONSUMER STAPLES – 10.8%
Kraft Foods, Inc. Class A (Food Products)	7,865	220,220

ENERGY – 9.3%
Chevron Corp. (Oil, Gas & Consumable Fuels)	2,785	188,990

HEALTH CARE – 18.2%
Merck & Co., Inc. (Pharmaceuticals)	5,834	204,015
Pfizer, Inc. (Pharmaceuticals)	11,686	166,642

		370,657

INFORMATION TECHNOLOGY – 10.0%
Intel Corp. (Semiconductors & Equip.)	10,501	204,245

MATERIALS – 10.8%
E.I. Du Pont de Nemours & Co. (Chemicals)	6,351	219,681

TELECOMMUNICATION SERVICES – 18.0%
AT&T, Inc. (Diversified Telecom. Svs.)	7,635	184,691
Verizon Communications, Inc. (Diversified Telecom. Svs.)	6,468	181,233

		365,924

Total Common Stocks (Cost $2,233,440)		$2,004,486

Money Market Funds – 1.5%	Shares	Value

Fidelity Institutional Money Market Funds	31,000	$31,000
Money Market Portfolio – Class I

Total Money Market Funds (Cost $31,000)		$31,000

Total Investments – 100.0% (Cost $2,264,440) (a)		$2,035,486
Other Assets in Excess of Liabilities – 0.0%		204

Net Assets – 100.0%		$2,035,690

Percentages are stated as a percent of Net Assets.

Footnote:

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow® Target 10 — Second Quarter Portfolio

 Objective/Strategy

The Dow® Target 10 Portfolios seek above-average total return through both capital appreciation and dividend income by investing in ten common stocks in the Dow Jones Industrial Averagesm that have the highest dividend yield as of the close of business on or about the second to last business day of the preceding quarter.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	34.53%
Five years	-2.24%
Ten years	3.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s ownership, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial ownership in membership interests are obtained solely by purchase of variable annuity contracts. Actual performance results for variable annuity contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the six-month period ended June 30, 2010, the Dow® Target 10 — Second Quarter Portfolio returned -1.37% versus -5.00% for the current benchmark, the Dow Jones Industrial Averagesm (“DJIAsm”).

The DJIAsm was performing quite well this year until the latter part of April. The index posted a gain of 8.3% from the start of the period through April 26. Historically speaking, that is nearly a year’s worth of gains in a little less than four months. The fact that the gains did not hold is understandable once you focus on the big picture. The stock market was poised for a sell-off. From the low in the market on March 9, 2009, through April 26, 2010, the DJIAsm posted a gain of 76%. That clearly qualified as a “too far, too fast” scenario. It takes 39 months, on average, for investors to recoup losses from a bear market, according to InvesTech. The current rally was just a little less than 14 months old. Investors should know that corrections are a common occurrence and an integral part of bull markets.

Standard & Poor’s uses four categories to classify sell-offs in equities: noise (decline up to 4.9%); pullback (decline of 5.0% to 9.9%); correction (decline of 10.0% to 19.9%); and bear market (decline of 20% or more). It refers to bear markets with losses exceeding 40.0% as mega-meltdowns. Since 1946, the S&P 500 Index has experienced 53 pullbacks with an average decline of 7%, 18 corrections with an average decline of 14%, and 12 bear markets with an average decline of 33% (three were mega-meltdowns), according to Sam Stovall, Chief Investment Strategist at Standard & Poor’s. With respect to the 18 corrections, once they bottomed it took only four months, on average, to climb back above the pre-correction level.

While no single event triggered the sell-off in equities, perhaps the biggest shock to the system came out of Europe. While the sovereign debt crisis in Greece was eventually averted in the near-term the event itself raised the specter of a contagion spreading to other European Union members. Those singled out initially, including Greece, are referred to as the “PIGS” (Portugal, Italy, Greece & Spain). The decision by the government in Greece to implement austerity measures motivated some economists to temper their global gross domestic product (GDP) growth rate estimates moving forward. Add the oil leak in the Gulf and the weak labor market to the mix and you have yourself the type of catalyst that can trigger an overdue correction in the market.

The Portfolio outperformed the DJIAsm in the first half of 2010 due to its limited exposure to Information Technology stocks. Microsoft Corp., Hewlett-Packard Co. and Cisco Systems, Inc., stocks included in the DJIAsm, were down 23.8%, 15.7% and 11.0%, respectively. None of these three stocks were represented in the Portfolio’s holdings. Information Technology, which was the top performing sector in 2009, was hit by profit taking over concern that the global growth story would not be as strong as originally thought. This positive effect was partially offset by top performers of the DJIAsm, the Boeing Co., and McDonald’s Corp. also not being included in the Portfolio. These stocks were up 17.4% and 7.3%, respectively.(1)

The stocks in for the entire first half performed as follows: E.I. Du Pont de Nemours & Co. up 5.2%; Kraft Foods, Inc. up 5.2%; Merck & Co., Inc. down 2.2%; AT&T, Inc. down 10.7%; Verizon Communications, Inc. down 12.6%; and Pfizer, Inc. down 19.6%.(1)

American Express Co. up 2.7% in first quarter, Bank of America up 35.1% in first quarter, Caterpillar, Inc. up 11.1% in first quarter and 3M Co. up 1.8% in first quarter were removed from the Portfolio at the annual rebalancing to start the second quarter. They were replaced by Chevron Corp. down 9.7% in second quarter, Johnson & Johnson down 8.6% in second quarter, The Coca-Cola Co. down 8.1% in second quarter, and McDonald’s Corp. down 0.5% in second quarter.(1)

The good news is that the International Monetary Fund (IMF), which had been slow early on in recognizing the strength of the current recovery, sees global GDP growth at 4.50% in 2010 and 4.25% in 2011. That does not suggest that a slowdown or double-dip recession is in the making. James W. Paulsen, Ph.D., and chief investment strategist at Wells Capital Management, has provided some compelling data that makes a case for investing in stocks when the U.S. unemployment rate is high. Since January 1948 (monthly data), U.S. stocks posted an annualized total return of 20.43% for the highest quartile of unemployment rates, compared to an annualized total return of 7.34% for the lowest three quartiles.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

(continued)

The Dow® Target Variable Fund LLC
Dow® Target 10 — Second Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment (Unaudited)

	Dowﬁ Target
	10 -
	Second Quarter	Dow Jones
	Portfolio	Industrial AverageSM
06/30/2000	10000	10000
12/31/2000	12730	10396
06/30/2001	13216	10204
12/31/2001	12457	9831
06/30/2002	12442	9152
12/31/2002	11633	8355
06/30/2003	12847	9108
12/31/2003	14929	10718
06/30/2004	14326	10804
12/31/2004	15217	11288
06/30/2005	15231	10876
12/31/2005	14819	11482
06/30/2006	16506	12082
12/31/2006	19211	13669
06/30/2007	21175	14866
12/31/2007	20186	14883
06/30/2008	14543	12892
12/31/2008	10835	10131
06/30/2009	10107	9927
12/31/2009	13787	12429
06/30/2010	13598	11808

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2010 (1) (Unaudited)

% of Net Assets

Common Stocks (2)	98.3
Money Market Funds Less Net Liabilities	1.7

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Health Care	28.7
Consumer Staples	19.7
Telecommunication Services	19.7
Consumer Discretionary	10.6
Materials	9.9
Energy	9.7

98.3

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 98.3%	Shares	Value

CONSUMER DISCRETIONARY – 10.6%
McDonald’s Corp. (Hotels, Restaurants & Leisure)	3,618	$238,318

CONSUMER STAPLES – 19.7%
Coca-Cola Co. / The (Beverages)	4,433	222,182
Kraft Foods, Inc. Class A (Food Products)	7,974	223,272

		445,454

ENERGY – 9.7%
Chevron Corp. (Oil, Gas & Consumable Fuels)	3,231	219,256

HEALTH CARE – 28.7%
Johnson & Johnson (Pharmaceuticals)	3,747	221,298
Merck & Co., Inc. (Pharmaceuticals)	6,459	225,871
Pfizer, Inc. (Pharmaceuticals)	14,091	200,937

		648,106

MATERIALS – 9.9%
E.I. Du Pont de Nemours & Co. (Chemicals)	6,438	222,690

TELECOMMUNICATION SERVICES – 19.7%
AT&T, Inc. (Diversified Telecom. Svs.)	9,372	226,709
Verizon Communications, Inc. (Diversified Telecom. Svs.)	7,788	218,220

		444,929

Total Common Stocks (Cost $2,503,968)		$2,218,753

Money Market Funds – 4.7%	Shares	Value

Fidelity Institutional Money Market Funds	106,000	$106,000
Money Market Portfolio – Class I

Total Money Market Funds (Cost $106,000)		$106,000

Total Investments – 103.0% (Cost $2,609,968) (a)		$2,324,753
Liabilities in Excess of Other Assets – (3.0)%		(68,107)

Net Assets – 100.0%		$2,256,646

Percentages are stated as a percent of Net Assets.

Footnote:

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow® Target 10 — Third Quarter Portfolio

 Objective/Strategy

The Dow® Target 10 Portfolios seek above-average total return through both capital appreciation and dividend income by investing in ten common stocks in the Dow Jones Industrial Averagesm that have the highest dividend yield as of the close of business on or about the second to last business day of the preceding quarter.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	22.33%
Five years	-3.24%
Ten years	1.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s ownership, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial ownership in membership interests are obtained solely by purchase of variable annuity contracts. Actual performance results for variable annuity contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the six-month period ended June 30, 2010, the Dow® Target 10 — Third Quarter Portfolio returned -1.97% versus -5.00% for the current benchmark, the Dow Jones Industrial Averagesm (“DJIAsm”).

The DJIAsm was performing quite well this year until the latter part of April. The index posted a gain of 8.3% from the start of the period through April 26. Historically speaking, that is nearly a year’s worth of gains in a little less than four months. The fact that the gains did not hold is understandable once you focus on the big picture. The stock market was poised for a sell-off. From the low in the market on March 9, 2009, through April 26, 2010, the DJIAsm posted a gain of 76%. That clearly qualified as a “too far, too fast” scenario. It takes 39 months, on average, for investors to recoup losses from a bear market, according to InvesTech. The current rally was just a little less than 14 months old. Investors should know that corrections are a common occurrence and an integral part of bull markets.

Standard & Poor’s uses four categories to classify sell-offs in equities: noise (decline up to 4.9%); pullback (decline of 5.0% to 9.9%); correction (decline of 10.0% to 19.9%); and bear market (decline of 20% or more). It refers to bear markets with losses exceeding 40.0% as mega-meltdowns. Since 1946, the S&P 500 Index has experienced 53 pullbacks with an average decline of 7%, 18 corrections with an average decline of 14%, and 12 bear markets with an average decline of 33% (three were mega-meltdowns), according to Sam Stovall, Chief Investment Strategist at Standard & Poor’s. With respect to the 18 corrections, once they bottomed it took only four months, on average, to climb back above the pre-correction level.

While no single event triggered the sell-off in equities, perhaps the biggest shock to the system came out of Europe. While the sovereign debt crisis in Greece was eventually averted in the near-term the event itself raised the specter of a contagion spreading to other European Union members. Those singled out initially, including Greece, are referred to as the “PIGS” (Portugal, Italy, Greece & Spain). The decision by the government in Greece to implement austerity measures motivated some economists to temper their global gross domestic product (GDP) growth rate estimates moving forward. Add the oil leak in the Gulf and the weak labor market to the mix and you have yourself the type of catalyst that can trigger an overdue correction in the market.

The Portfolio outperformed the DJIAsm in the first half of 2010 due to its limited exposure to Information Technology stocks. Microsoft Corp., Hewlett-Packard Co. and Cisco Systems, Inc., stocks included in the DJIAsm, were down 23.8%, 15.7% and 11.0%, respectively. None of these three stocks were represented in the Portfolio’s holdings. Information Technology, which was the top performing sector in 2009, was hit by profit taking over concern that the global growth story would not be as strong as originally thought.(1)

The top performers of the Portfolio were as follows: The Boeing Co. up 17.5%; Caterpillar, Inc. up 6.9%; E.I. Du Pont de Nemours & Co. up 5.2%; and Kraft Foods, Inc. up 5.2%. The worst performers were as follows: Home Depot, Inc. down 1.3%; Merck & Co., Inc. down 2.2%; Chevron Corp. down 10.0%; AT&T, Inc. down 10.7%; Verizon Communications, Inc. down 12.6%; and Pfizer, Inc. down 19.6%.(1)

The good news is that the International Monetary Fund (IMF), which had been slow early on in recognizing the strength of the current recovery, sees global GDP growth at 4.50% in 2010 and 4.25% in 2011. That does not suggest that a slowdown or double-dip recession is in the making. James W. Paulsen, Ph.D., and chief investment strategist at Wells Capital Management, has provided some compelling data that makes a case for investing in stocks when the U.S. unemployment rate is high. Since January 1948 (monthly data), U.S. stocks posted an annualized total return of 20.43% for the highest quartile of unemployment rates, compared to an annualized total return of 7.34% for the lowest three quartiles.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

(continued)

The Dow® Target Variable Fund LLC
Dow® Target 10 — Third Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment (Unaudited)

	Dowﬁ Target
	10 -
	Third Quarter	Dow Jones
	Portfolio	Industrial AverageSM
06/30/2000	10000.00	10000.00
12/31/2000	11989.00	10396.00
06/30/2001	12383.00	10204.00
12/31/2001	11585.00	9831.00
06/30/2002	11520.00	9152.00
12/31/2002	10598.00	8355.00
06/30/2003	11366.00	9108.00
12/31/2003	13187.00	10718.00
06/30/2004	12974.00	10804.00
12/31/2004	13628.00	11288.00
06/30/2005	13131.00	10876.00
12/31/2005	12889.00	11482.00
06/30/2006	14154.00	12082.00
12/31/2006	16492.00	13669.00
06/30/2007	17912.00	14866.00
12/31/2007	17404.00	14883.00
06/30/2008	14294.00	12892.00
12/31/2008	10347.00	10131.00
06/30/2009	9106.00	9927.00
12/31/2009	11364.00	12429.00
06/30/2010	11139.00	11808.00

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2010 (1) (Unaudited)

% of Net Assets

Common Stocks (2)	97.7
Money Market Funds and Other Net Assets	2.3

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Industrials	26.4
Health Care	18.0
Telecommunication Services	15.3
Materials	11.0
Consumer Discretionary	9.7
Consumer Staples	9.0
Energy	8.3

97.7

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 97.7%	Shares	Value

CONSUMER DISCRETIONARY – 9.7%
Home Depot, Inc. (Specialty Retail)	5,655	$158,736

CONSUMER STAPLES – 9.0%
Kraft Foods, Inc. Class A (Food Products)	5,277	147,756

ENERGY – 8.3%
Chevron Corp. (Oil, Gas & Consumable Fuels)	2,019	137,009

HEALTH CARE – 18.0%
Merck & Co., Inc. (Pharmaceuticals)	4,848	169,535
Pfizer, Inc. (Pharmaceuticals)	8,849	126,187

		295,722

INDUSTRIALS – 26.4%
Boeing Co. / The (Aerospace & Defense)	3,164	198,541
Caterpillar, Inc. (Machinery)	3,886	233,432

		431,973

MATERIALS – 11.0%
E.I. Du Pont de Nemours & Co. (Chemicals)	5,191	179,557

TELECOMMUNICATION SERVICES – 15.3%
AT&T, Inc. (Diversified Telecom. Svs.)	5,354	129,513
Verizon Communications, Inc. (Diversified Telecom. Svs.)	4,305	120,626

		250,139

Total Common Stocks (Cost $1,665,015)		$1,600,892

Money Market Funds – 2.3%	Shares	Value

Fidelity Institutional Money Market Funds	37,000	$37,000
Money Market Portfolio – Class I

Total Money Market Funds (Cost $37,000)		$37,000

Total Investments – 100.0% (Cost $1,702,015) (a)		$1,637,892
Other Assets in Excess of Liabilities – 0.0%		195

Net Assets – 100.0%		$1,638,087

Percentages are stated as a percent of Net Assets.

Footnote:

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow® Target 10 — Fourth Quarter Portfolio

 Objective/Strategy

The Dow® Target 10 Portfolios seek above-average total return through both capital appreciation and dividend income by investing in ten common stocks in the Dow Jones Industrial Averagesm that have the highest dividend yield as of the close of business on or about the second to last business day of the preceding quarter.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	21.66%
Five years	-0.97%
Ten years	2.79%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s ownership, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial ownership in membership interests are obtained solely by purchase of variable annuity contracts. Actual performance results for variable annuity contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the six-month period ended June 30, 2010, the Dow® Target 10 — Fourth Quarter Portfolio returned -3.66% versus -5.00% for the current benchmark, the Dow Jones Industrial Averagesm (“DJIAsm”).

The DJIAsm was performing quite well this year until the latter part of April. The index posted a gain of 8.3% from the start of the period through April 26. Historically speaking, that is nearly a year’s worth of gains in a little less than four months. The fact that the gains did not hold is understandable once you focus on the big picture. The stock market was poised for a sell-off. From the low in the market on March 9, 2009, through April 26, 2010, the DJIAsm posted a gain of 76%. That clearly qualified as a “too far, too fast” scenario. It takes 39 months, on average, for investors to recoup losses from a bear market, according to InvesTech. The current rally was just a little less than 14 months old. Investors should know that corrections are a common occurrence and an integral part of bull markets.

Standard & Poor’s uses four categories to classify sell-offs in equities: noise (decline up to 4.9%); pullback (decline of 5.0% to 9.9%); correction (decline of 10.0% to 19.9%); and bear market (decline of 20% or more). It refers to bear markets with losses exceeding 40.0% as mega-meltdowns. Since 1946, the S&P 500 Index has experienced 53 pullbacks with an average decline of 7%, 18 corrections with an average decline of 14%, and 12 bear markets with an average decline of 33% (three were mega-meltdowns), according to Sam Stovall, Chief Investment Strategist at Standard & Poor’s. With respect to the 18 corrections, once they bottomed it took only four months, on average, to climb back above the pre-correction level.

While no single event triggered the sell-off in equities, perhaps the biggest shock to the system came out of Europe. While the sovereign debt crisis in Greece was eventually averted in the near-term the event itself raised the specter of a contagion spreading to other European Union members. Those singled out initially, including Greece, are referred to as the “PIGS” (Portugal, Italy, Greece & Spain). The decision by the government in Greece to implement austerity measures motivated some economists to temper their global gross domestic product (GDP) growth rate estimates moving forward. Add the oil leak in the Gulf and the weak labor market to the mix and you have yourself the type of catalyst that can trigger an overdue correction in the market.

The Portfolio outperformed the DJIAsm in the first half of 2010 due to its limited exposure to Information Technology stocks. Microsoft Corp., Hewlett-Packard Co. and Cisco Systems, Inc., stocks included in the DJIAsm, were down 23.8%, 15.7% and 11.0%, respectively. None of these three stocks were represented in the Portfolio’s holdings. Information Technology, which was the top performing sector in 2009, was hit by profit taking over concern that the global growth story would not be as strong as originally thought.(1)

The top performers of the Portfolio were as follows: McDonald’s Corp. up 7.3%; Caterpillar, Inc. up 6.9%; E.I. Du Pont de Nemours & Co. up 5.2%; and Kraft Foods, Inc. up 5.2%. The worst performers were as follows: Home Depot, Inc. down 1.3%; Merck & Co., Inc. down 2.2%; Chevron Corp. down 10.0%; AT&T, Inc. down 10.7%; Verizon Communications, Inc. down 12.6%; and Pfizer, Inc. down 19.6%.(1)

The good news is that the International Monetary Fund (IMF), which had been slow early on in recognizing the strength of the current recovery, sees global GDP growth at 4.50% in 2010 and 4.25% in 2011. That does not suggest that a slowdown or double-dip recession is in the making. James W. Paulsen, Ph.D., and chief investment strategist at Wells Capital Management, has provided some compelling data that makes a case for investing in stocks when the U.S. unemployment rate is high. Since January 1948 (monthly data), U.S. stocks posted an annualized total return of 20.43% for the highest quartile of unemployment rates, compared to an annualized total return of 7.34% for the lowest three quartiles.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

(continued)

The Dow® Target Variable Fund LLC
Dow® Target 10 — Fourth Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment (Unaudited)

	Dowﬁ Target
	10 -
	Fourth Quarter	Dow Jones
	Portfolio	Industrial AverageSM
06/30/2000	10000.00	10000.00
12/31/2000	12493.00	10396.00
06/30/2001	12594.00	10204.00
12/31/2001	12297.00	9831.00
06/30/2002	12624.00	9152.00
12/31/2002	11599.00	8355.00
06/30/2003	12533.00	9108.00
12/31/2003	14356.00	10718.00
06/30/2004	14029.00	10804.00
12/31/2004	14519.00	11288.00
06/30/2005	13824.00	10876.00
12/31/2005	13865.00	11482.00
06/30/2006	15078.00	12082.00
12/31/2006	17666.00	13669.00
06/30/2007	19152.00	14866.00
12/31/2007	18295.00	14883.00
06/30/2008	15179.00	12892.00
12/31/2008	11892.00	10131.00
06/30/2009	10820.00	9927.00
12/31/2009	13664.00	12429.00
06/30/2010	13164.00	11808.00

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2010 (1) (Unaudited)

% of Net Assets

Common Stocks (2)	98.1
Money Market Funds and Other Net Assets	1.9

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Consumer Discretionary	21.1
Health Care	18.8
Telecommunication Services	17.4
Industrials	11.2
Materials	10.2
Consumer Staples	10.2
Energy	9.2

98.1

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 98.1%	Shares	Value

CONSUMER DISCRETIONARY – 21.1%
McDonald’s Corp. (Hotels, Restaurants & Leisure)	3,090	$203,538
Home Depot, Inc. (Specialty Retail)	6,619	185,795

		389,333

CONSUMER STAPLES – 10.2%
Kraft Foods, Inc. Class A (Food Products)	6,711	187,908

ENERGY – 9.2%
Chevron Corp. (Oil, Gas & Consumable Fuels)	2,504	169,921

HEALTH CARE – 18.8%
Merck & Co., Inc. (Pharmaceuticals)	5,575	194,958
Pfizer, Inc. (Pharmaceuticals)	10,653	151,912

		346,870

INDUSTRIALS – 11.2%
Caterpillar, Inc. (Machinery)	3,435	206,341

MATERIALS – 10.2%
E.I. Du Pont de Nemours & Co. (Chemicals)	5,485	189,726

TELECOMMUNICATION SERVICES – 17.4%
AT&T, Inc. (Diversified Telecom. Svs.)	6,528	157,912
Verizon Communications, Inc. (Diversified Telecom. Svs.)	5,826	163,245

		321,157

Total Common Stocks (Cost $1,969,389)		$1,811,256

Money Market Funds – 1.3%	Shares	Value

Fidelity Institutional Money Market Funds	23,000	$23,000
Money Market Portfolio – Class I

Total Money Market Funds (Cost $23,000)		$23,000

Total Investments – 99.4% (Cost $1,992,389) (a)		$1,834,256
Other Assets in Excess of Liabilities – 0.6%		11,874

Net Assets – 100.0%		$1,846,130

Percentages are stated as a percent of Net Assets.

Footnote:

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow® Target 5 — First Quarter Portfolio

 Objective/Strategy

The Dow® Target 5 Portfolios seek above-average total return through both capital appreciation and dividend income by investing in common stocks in the Dow Jones Industrial Averagesm. The portfolios invest in the five stocks with the lowest price per share of the Dow 10 as of the close of business on or about the second to last business day of the preceding quarter.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	24.06%
Five years	-2.90%
Ten years	2.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s ownership, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial ownership in membership interests are obtained solely by purchase of variable annuity contracts. Actual performance results for variable annuity contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the six-month period ended June 30, 2010, the Dow® Target 5 — First Quarter Portfolio returned -5.50% versus -5.00% for the current benchmark, the Dow Jones Industrial Averagesm (“DJIAsm”).

The DJIAsm was performing quite well this year until the latter part of April. The index posted a gain of 8.3% from the start of the period through April 26. Historically speaking, that is nearly a year’s worth of gains in a little less than four months. The fact that the gains did not hold is understandable once you focus on the big picture. The stock market was poised for a sell-off. From the low in the market on March 9, 2009, through April 26, 2010, the DJIAsm posted a gain of 76%. That clearly qualified as a “too far, too fast” scenario. It takes 39 months, on average, for investors to recoup losses from a bear market, according to InvesTech. The current rally was just a little less than 14 months old. Investors should know that corrections are a common occurrence and an integral part of bull markets.

Standard & Poor’s uses four categories to classify sell-offs in equities: noise (decline up to 4.9%); pullback (decline of 5.0% to 9.9%); correction (decline of 10.0% to 19.9%); and bear market (decline of 20% or more). It refers to bear markets with losses exceeding 40.0% as mega-meltdowns. Since 1946, the S&P 500 Index has experienced 53 pullbacks with an average decline of 7%, 18 corrections with an average decline of 14%, and 12 bear markets with an average decline of 33% (three were mega-meltdowns), according to Sam Stovall, Chief Investment Strategist at Standard & Poor’s. With respect to the 18 corrections, once they bottomed it took only four months, on average, to climb back above the pre-correction level.

While no single event triggered the sell-off in equities, perhaps the biggest shock to the system came out of Europe. While the sovereign debt crisis in Greece was eventually averted in the near-term the event itself raised the specter of a contagion spreading to other European Union members. Those singled out initially, including Greece, are referred to as the “PIGS” (Portugal, Italy, Greece & Spain). The decision by the government in Greece to implement austerity measures motivated some economists to temper their global gross domestic product (GDP) growth rate estimates moving forward. Add the oil leak in the Gulf and the weak labor market to the mix and you have yourself the type of catalyst that can trigger an overdue correction in the market.

The Portfolio slightly lagged the DJIAsm in the first half of 2010. The top three performing stocks in the DJIAsm in the first half of 2010 were The Boeing Co., McDonald’s Corp. and Caterpillar, Inc., up 17.4%, 7.3% and 6.8%, respectively. They did not qualify as candidates for this Portfolio based on price and dividend yield. This negative effect was partially offset by the Portfolio’s limited exposure to Information Technology stocks. Microsoft Corp., Hewlett-Packard Co. and Cisco Systems, Inc., stocks included in the DJIAsm, were down 23.8%, 15.7% and 11.0%, respectively. None of these three stocks were represented in the Portfolio’s holdings.(1)

The stocks performed as follows: Kraft Foods, Inc. up 5.2%; Home Depot, Inc. down 1.3%; Intel down 3.1%; AT&T, Inc. down 10.7% and Pfizer, Inc. down 19.6%.(1)

The good news is that the International Monetary Fund (IMF), which had been slow early on in recognizing the strength of the current recovery, sees global GDP growth at 4.50% in 2010 and 4.25% in 2011. That does not suggest that a slowdown or double-dip recession is in the making. James W. Paulsen, Ph.D., and chief investment strategist at Wells Capital Management, has provided some compelling data that makes a case for investing in stocks when the U.S. unemployment rate is high. Since January 1948 (monthly data), U.S. stocks posted an annualized total return of 20.43% for the highest quartile of unemployment rates, compared to an annualized total return of 7.34% for the lowest three quartiles.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

(continued)

The Dow® Target Variable Fund LLC
Dow® Target 5 — First Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment (Unaudited)

	Dowﬁ Target
	5 -
	First Quarter	Dow Jones
	Portfolio	Industrial AverageSM
06/30/2000	10000.00	10000.00
12/31/2000	13621.00	10396.00
06/30/2001	14158.00	10204.00
12/31/2001	13173.00	9831.00
06/30/2002	12807.00	9152.00
12/31/2002	11513.00	8355.00
06/30/2003	12396.00	9108.00
12/31/2003	13759.00	10718.00
06/30/2004	13390.00	10804.00
12/31/2004	15224.00	11288.00
06/30/2005	14598.00	10876.00
12/31/2005	14890.00	11482.00
06/30/2006	18063.00	12082.00
12/31/2006	20969.00	13669.00
06/30/2007	23352.00	14866.00
12/31/2007	21580.00	14883.00
06/30/2008	15089.00	12892.00
12/31/2008	11134.00	10131.00
06/30/2009	10156.00	9927.00
12/31/2009	13333.00	12429.00
06/30/2010	12600.00	11808.00

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2010 (1) (Unaudited)

% of Net Assets

Common Stocks (2)	97.1
Money Market Funds Less Net Liabilities	2.9

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Consumer Staples	21.7
Consumer Discretionary	20.6
Information Technology	20.2
Telecommunication Services	18.2
Health Care	16.4

97.1

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 97.1%	Shares	Value

CONSUMER DISCRETIONARY – 20.6%
Home Depot, Inc. (Specialty Retail)	5,976	$167,747

CONSUMER STAPLES – 21.7%
Kraft Foods, Inc. Class A (Food Products)	6,333	177,324

HEALTH CARE – 16.4%
Pfizer, Inc. (Pharmaceuticals)	9,411	134,201

INFORMATION TECHNOLOGY – 20.2%
Intel Corp. (Semiconductors & Equip.)	8,456	164,469

TELECOMMUNICATION SERVICES – 18.2%
AT&T, Inc. (Diversified Telecom. Svs.)	6,148	148,720

Total Common Stocks (Cost $881,630)		$792,461

Money Market Funds – 2.9%	Shares	Value

Fidelity Institutional Money Market Funds	24,000	$24,000
Money Market Portfolio – Class I

Total Money Market Funds (Cost $24,000)		$24,000

Total Investments – 100.0% (Cost $905,630) (a)		$816,461
Liabilities in Excess of Other Assets – (0.0)%		(126)

Net Assets – 100.0%		$816,335

Percentages are stated as a percent of Net Assets.

Footnote:

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow® Target 5 — Second Quarter Portfolio

 Objective/Strategy

The Dow® Target 5 Portfolios seek above-average total return through both capital appreciation and dividend income by investing in common stocks in the Dow Jones Industrial Averagesm. The portfolios invest in the five stocks with the lowest price per share of the Dow 10 as of the close of business on or about the second to last business day of the preceding quarter.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	28.36%
Five years	-4.80%
Ten years	2.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s ownership, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial ownership in membership interests are obtained solely by purchase of variable annuity contracts. Actual performance results for variable annuity contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the six-month period ended June 30, 2010, the Dow® Target 5 — Second Quarter Portfolio returned -4.86% versus -5.00% for the current benchmark, the Dow Jones Industrial Averagesm (“DJIAsm”).

The DJIAsm was performing quite well this year until the latter part of April. The index posted a gain of 8.3% from the start of the period through April 26. Historically speaking, that is nearly a year’s worth of gains in a little less than four months. The fact that the gains did not hold is understandable once you focus on the big picture. The stock market was poised for a sell-off. From the low in the market on March 9, 2009, through April 26, 2010, the DJIAsm posted a gain of 76%. That clearly qualified as a “too far, too fast” scenario. It takes 39 months, on average, for investors to recoup losses from a bear market, according to InvesTech. The current rally was just a little less than 14 months old. Investors should know that corrections are a common occurrence and an integral part of bull markets.

Standard & Poor’s uses four categories to classify sell-offs in equities: noise (decline up to 4.9%); pullback (decline of 5.0% to 9.9%); correction (decline of 10.0% to 19.9%); and bear market (decline of 20% or more). It refers to bear markets with losses exceeding 40.0% as mega-meltdowns. Since 1946, the S&P 500 Index has experienced 53 pullbacks with an average decline of 7%, 18 corrections with an average decline of 14%, and 12 bear markets with an average decline of 33% (three were mega-meltdowns), according to Sam Stovall, Chief Investment Strategist at Standard & Poor’s. With respect to the 18 corrections, once they bottomed it took only four months, on average, to climb back above the pre-correction level.

While no single event triggered the sell-off in equities, perhaps the biggest shock to the system came out of Europe. While the sovereign debt crisis in Greece was eventually averted in the near-term the event itself raised the specter of a contagion spreading to other European Union members. Those singled out initially, including Greece, are referred to as the “PIGS” (Portugal, Italy, Greece & Spain). The decision by the government in Greece to implement austerity measures motivated some economists to temper their global gross domestic product (GDP) growth rate estimates moving forward. Add the oil leak in the Gulf and the weak labor market to the mix and you have yourself the type of catalyst that can trigger an overdue correction in the market.

The Portfolio slightly outperformed the DJIAsm in the first half of 2010 due to its limited exposure to Information Technology stocks. Microsoft Corp., Hewlett-Packard Co. and Cisco Systems, Inc., stocks included in the DJIAsm, were down 23.8%, 15.7% and 11.0%, respectively. None of these three stocks were represented in the Portfolio’s holdings. Information Technology, which was the top performing sector in 2009, was hit by profit taking over concern that the global growth story would not be as strong as originally thought. This positive effect was partially offset by top performers of the DJIAsm, the Boeing Co., McDonald’s Corp., and Caterpillar, also not being included in the Portfolio. These stocks were up 17.4%, 7.3%, and 6.8%, respectively.(1)

The stocks in for the entire first half performed as follows: Kraft Foods, Inc. down 5.2%; AT&T, Inc. down 10.7%; and Pfizer, Inc. down 19.6%. American Express Co. up 2.7% in first quarter and E.I. Du Pont de Nemours & Co. up 12.0% in first quarter were removed from the Portfolio at the annual rebalancing to start the second quarter. They were replaced by Merck & Co., Inc. down 5.4% in second quarter and Verizon Communications, Inc. down 8.3% in second quarter.(1)

The good news is that the International Monetary Fund (IMF), which had been slow early on in recognizing the strength of the current recovery, sees global GDP growth at 4.50% in 2010 and 4.25% in 2011. That does not suggest that a slowdown or double-dip recession is in the making. James W. Paulsen, Ph.D., and chief investment strategist at Wells Capital Management, has provided some compelling data that makes a case for investing in stocks when the U.S. unemployment rate is high. Since January 1948 (monthly data), U.S. stocks posted an annualized total return of 20.43% for the highest quartile of unemployment rates, compared to an annualized total return of 7.34% for the lowest three quartiles.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

(continued)

The Dow® Target Variable Fund LLC
Dow® Target 5 — Second Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment (Unaudited)

	Dowﬁ Target
	5 -
	Second Quarter	Dow Jones
	Portfolio	Industrial AverageSM
06/30/2000	10000	10000
12/31/2000	13526	10396
06/30/2001	13621	10204
12/31/2001	12088	9831
06/30/2002	11820	9152
12/31/2002	10936	8355
06/30/2003	11943	9108
12/31/2003	13474	10718
06/30/2004	13116	10804
12/31/2004	14951	11288
06/30/2005	15652	10876
12/31/2005	14488	11482
06/30/2006	17204	12082
12/31/2006	19975	13669
06/30/2007	22694	14866
12/31/2007	20944	14883
06/30/2008	14833	12892
12/31/2008	10628	10131
06/30/2009	9534	9927
12/31/2009	12863	12429
06/30/2010	12238	11808

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2010 (1) (Unaudited)

% of Net Assets

Common Stocks (2)	96.7
Money Market Funds and Other Net Assets	3.3

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Telecommunication Services	39.3
Health Care	37.7
Consumer Staples	19.7

96.7

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 96.7%	Shares	Value

CONSUMER STAPLES – 19.7%
Kraft Foods, Inc. Class A (Food Products)	6,207	$173,796

HEALTH CARE – 37.7%
Merck & Co., Inc. (Pharmaceuticals)	5,027	175,794
Pfizer, Inc. (Pharmaceuticals)	10,968	156,404

		332,198

TELECOMMUNICATION SERVICES – 39.3%
AT&T, Inc. (Diversified Telecom. Svs.)	7,295	176,466
Verizon Communications, Inc. (Diversified Telecom. Svs.)	6,061	169,829

		346,295

Total Common Stocks (Cost $917,533)		$852,289

Money Market Funds – 3.1%	Shares	Value

Fidelity Institutional Money Market Funds	27,000	$27,000
Money Market Portfolio – Class I

Total Money Market Funds (Cost $27,000)		$27,000

Total Investments – 99.8% (Cost $944,533) (a)		$879,289
Other Assets in Excess of Liabilities – 0.2%		1,701

Net Assets – 100.0%		$880,990

Percentages are stated as a percent of Net Assets.

Footnote:

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow® Target 5 — Third Quarter Portfolio

 Objective/Strategy

The Dow® Target 5 Portfolios seek above-average total return through both capital appreciation and dividend income by investing in common stocks in the Dow Jones Industrial Averagesm. The portfolios invest in the five stocks with the lowest price per share of the Dow 10 as of the close of business on or about the second to last business day of the preceding quarter.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	11.59%
Five years	-11.99%
Since inception (7/3/00)	-5.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s ownership, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial ownership in membership interests are obtained solely by purchase of variable annuity contracts. Actual performance results for variable annuity contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the six-month period ended June 30, 2010, the Dow® Target 5 — Third Quarter Portfolio returned -4.74% versus -5.00% for the current benchmark, the Dow Jones Industrial Averagesm (“DJIAsm”).

The DJIAsm was performing quite well this year until the latter part of April. The index posted a gain of 8.3% from the start of the period through April 26. Historically speaking, that is nearly a year’s worth of gains in a little less than four months. The fact that the gains did not hold is understandable once you focus on the big picture. The stock market was poised for a sell-off. From the low in the market on March 9, 2009, through April 26, 2010, the DJIAsm posted a gain of 76%. That clearly qualified as a “too far, too fast” scenario. It takes 39 months, on average, for investors to recoup losses from a bear market, according to InvesTech. The current rally was just a little less than 14 months old. Investors should know that corrections are a common occurrence and an integral part of bull markets.

Standard & Poor’s uses four categories to classify sell-offs in equities: noise (decline up to 4.9%); pullback (decline of 5.0% to 9.9%); correction (decline of 10.0% to 19.9%); and bear market (decline of 20% or more). It refers to bear markets with losses exceeding 40.0% as mega-meltdowns. Since 1946, the S&P 500 Index has experienced 53 pullbacks with an average decline of 7%, 18 corrections with an average decline of 14%, and 12 bear markets with an average decline of 33% (three were mega-meltdowns), according to Sam Stovall, Chief Investment Strategist at Standard & Poor’s. With respect to the 18 corrections, once they bottomed it took only four months, on average, to climb back above the pre-correction level.

While no single event triggered the sell-off in equities, perhaps the biggest shock to the system came out of Europe. While the sovereign debt crisis in Greece was eventually averted in the near-term the event itself raised the specter of a contagion spreading to other European Union members. Those singled out initially, including Greece, are referred to as the “PIGS” (Portugal, Italy, Greece & Spain). The decision by the government in Greece to implement austerity measures motivated some economists to temper their global gross domestic product (GDP) growth rate estimates moving forward. Add the oil leak in the Gulf and the weak labor market to the mix and you have yourself the type of catalyst that can trigger an overdue correction in the market.

The Portfolio slightly outperformed the DJIAsm in the first half of 2010 due to its limited exposure to Information Technology stocks. Microsoft Corp., Hewlett-Packard Co. and Cisco Systems, Inc., stocks included in the DJIAsm, were down 23.8%, 15.7% and 11.0%, respectively. None of these three stocks were represented in the Portfolio’s holdings. Information Technology, which was the top performing sector in 2009, was hit by profit taking over concern that the global growth story would not be as strong as originally thought. This positive effect was partially offset by top performers of the DJIAsm, the Boeing Co., McDonald’s Corp., and Caterpillar, also not being included in the Portfolio. These stocks were up 17.4%, 7.3%, and 6.8%, respectively.(1)

The stocks performed as follows: E.I. Du Pont de Nemours & Co. up 5.2%; Kraft Foods, Inc. up 5.2%; Home Depot, Inc. down 1.3%; AT&T, Inc. down 10.7%; and Pfizer, Inc. down 19.6%.(1)

The good news is that the International Monetary Fund (IMF), which had been slow early on in recognizing the strength of the current recovery, sees global GDP growth at 4.50% in 2010 and 4.25% in 2011. That does not suggest that a slowdown or double-dip recession is in the making. James W. Paulsen, Ph.D., and chief investment strategist at Wells Capital Management, has provided some compelling data that makes a case for investing in stocks when the U.S. unemployment rate is high. Since January 1948 (monthly data), U.S. stocks posted an annualized total return of 20.43% for the highest quartile of unemployment rates, compared to an annualized total return of 7.34% for the lowest three quartiles.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

(continued)

The Dow® Target Variable Fund LLC
Dow® Target 5 — Third Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment (Unaudited)

	Dow Target
	5 -
	Third Quarter	Dow Jones
	Portfolio	Industrial Average(SM)
7/3/2000	10000	10000
12/31/2000	11823	10396
6/30/2001	12513	10204
12/31/2001	11200	9831
6/30/2002	10942	9152
12/31/2002	9991	8355
6/30/2003	10648	9108
12/31/2003	11478	10718
6/30/2004	11305	10804
12/31/2004	12381	11288
6/30/2005	11292	10876
12/31/2005	10006	11482
6/30/2006	11824	12082
12/31/2006	13646	13669
6/30/2007	15208	14866
12/31/2007	14859	14883
6/30/2008	11851	12892
12/31/2008	7126	10131
6/30/2009	5345	9927
12/31/2009	6261	12429

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2010 (1) (Unaudited)

% of Net Assets

Common Stocks (2)	96.6
Money Market Funds Less Net Liabilities	3.4

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Materials	23.4
Consumer Discretionary	20.7
Consumer Staples	19.2
Telecommunication Services	16.9
Health Care	16.4

96.6

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 96.6%	Shares	Value

CONSUMER DISCRETIONARY – 20.7%
Home Depot, Inc. (Specialty Retail)	4,532	$127,213

CONSUMER STAPLES – 19.2%
Kraft Foods, Inc. Class A (Food Products)	4,230	118,440

HEALTH CARE – 16.4%
Pfizer, Inc. (Pharmaceuticals)	7,088	101,075

MATERIALS – 23.4%
E.I. Du Pont de Nemours & Co. (Chemicals)	4,160	143,895

TELECOMMUNICATION SERVICES – 16.9%
AT&T, Inc. (Diversified Telecom. Svs.)	4,290	103,775

Total Common Stocks (Cost $569,307)		$594,398

Money Market Funds – 3.4%	Shares	Value

Fidelity Institutional Money Market Funds	21,000	$21,000
Money Market Portfolio – Class I

Total Money Market Funds (Cost $21,000)		$21,000

Total Investments – 100.0% (Cost $590,307) (a)		$615,398
Liabilities in Excess of Other Assets – (0.0)%		(149)

Net Assets – 100.0%		$615,249

Percentages are stated as a percent of Net Assets.

Footnote:

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC
Dow® Target 5 — Fourth Quarter Portfolio

 Objective/Strategy

The Dow® Target 5 Portfolios seek above-average total return through both capital appreciation and dividend income by investing in common stocks in the Dow Jones Industrial Averagesm. The portfolios invest in the five stocks with the lowest price per share of the Dow 10 as of the close of business on or about the second to last business day of the preceding quarter.

 Performance as of June 30, 2010

Average Annual Total Returns:
One year	17.92%
Five years	-4.65%
Ten years	1.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s ownership, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial ownership in membership interests are obtained solely by purchase of variable annuity contracts. Actual performance results for variable annuity contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 Comments

For the six-month period ended June 30, 2010, the Dow® Target 5 — Fourth Quarter Portfolio returned -8.22% versus -5.00% for the current benchmark, the Dow Jones Industrial Averagesm (“DJIAsm”).

The DJIAsm was performing quite well this year until the latter part of April. The index posted a gain of 8.3% from the start of the period through April 26. Historically speaking, that is nearly a year’s worth of gains in a little less than four months. The fact that the gains did not hold is understandable once you focus on the big picture. The stock market was poised for a sell-off. From the low in the market on March 9, 2009, through April 26, 2010, the DJIAsm posted a gain of 76%. That clearly qualified as a “too far, too fast” scenario. It takes 39 months, on average, for investors to recoup losses from a bear market, according to InvesTech. The current rally was just a little less than 14 months old. Investors should know that corrections are a common occurrence and an integral part of bull markets.

Standard & Poor’s uses four categories to classify sell-offs in equities: noise (decline up to 4.9%); pullback (decline of 5.0% to 9.9%); correction (decline of 10.0% to 19.9%); and bear market (decline of 20% or more). It refers to bear markets with losses exceeding 40.0% as mega-meltdowns. Since 1946, the S&P 500 Index has experienced 53 pullbacks with an average decline of 7%, 18 corrections with an average decline of 14%, and 12 bear markets with an average decline of 33% (three were mega-meltdowns), according to Sam Stovall, Chief Investment Strategist at Standard & Poor’s. With respect to the 18 corrections, once they bottomed it took only four months, on average, to climb back above the pre-correction level.

While no single event triggered the sell-off in equities, perhaps the biggest shock to the system came out of Europe. While the sovereign debt crisis in Greece was eventually averted in the near-term the event itself raised the specter of a contagion spreading to other European Union members. Those singled out initially, including Greece, are referred to as the “PIGS” (Portugal, Italy, Greece & Spain). The decision by the government in Greece to implement austerity measures motivated some economists to temper their global gross domestic product (GDP) growth rate estimates moving forward. Add the oil leak in the Gulf and the weak labor market to the mix and you have yourself the type of catalyst that can trigger an overdue correction in the market.

The Portfolio underperformed the DJIAsm in the first half of 2010. The top three performing stocks in the DJIAsm in the first half of 2010 were The Boeing Co., McDonald’s Corp. and Caterpillar, Inc., up 17.4%, 7.3% and 6.8%, respectively. They did not qualify as candidates for this Portfolio based on price and dividend yield. This negative effect was partially offset by the Portfolio’s limited exposure to Information Technology stocks. Microsoft Corp., Hewlett-Packard Co. and Cisco Systems, Inc., stocks included in the DJIAsm, were down 23.8%, 15.7% and 11.0%, respectively. None of these three stocks were represented in the Portfolio’s holdings.(1)

The stocks performed as follows: Kraft Foods, Inc. up 5.2%; Home Depot, Inc. down 1.3%; AT&T, Inc. down 10.7%; Verizon Communications, Inc. down 12.6%; and Pfizer, Inc. down 19.6%.(1)

The good news is that the International Monetary Fund (IMF), which had been slow early on in recognizing the strength of the current recovery, sees global GDP growth at 4.50% in 2010 and 4.25% in 2011. That does not suggest that a slowdown or double-dip recession is in the making. James W. Paulsen, Ph.D., and chief investment strategist at Wells Capital Management, has provided some compelling data that makes a case for investing in stocks when the U.S. unemployment rate is high. Since January 1948 (monthly data), U.S. stocks posted an annualized total return of 20.43% for the highest quartile of unemployment rates, compared to an annualized total return of 7.34% for the lowest three quartiles.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2010.

(continued)

The Dow® Target Variable Fund LLC
Dow® Target 5 — Fourth Quarter Portfolio (Continued)

 Change in Value of $10,000 Investment (Unaudited)

	Dow Target
	5 -
	Fourth Quarter	Dow Jones
	Portfolio	Industrial Average(SM)
12/31/1999	10000	10000
06/30/2000	8663	9152
12/31/2000	10906	9515
06/30/2001	10867	9339
12/31/2001	11255	8998
06/30/2002	11589	8376
12/31/2002	10592	7647
06/30/2003	11448	8336
12/31/2003	12662	9810
06/30/2004	12636	9889
12/31/2004	13493	10331
06/30/2005	12662	9954
12/31/2005	11806	10509
06/30/2006	13960	11058
12/31/2006	16331	12510
06/30/2007	18254	13606
12/31/2007	17469	13622
06/30/2008	14408	11800
12/31/2008	10265	9272
06/30/2009	8464	9086
12/31/2009	10874	11376

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones Industrial Averagesm is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of June 30, 2010 (1) (Unaudited)

% of Net Assets

Common Stocks (2)	97.1
Money Market Funds and Other Net Assets	2.9

100.0

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Telecommunication Services	36.8
Consumer Staples	21.6
Consumer Discretionary	21.3
Health Care	17.4

97.1

Schedule of Investments	June 30, 2010 (Unaudited)

Common Stocks – 97.1%	Shares	Value

CONSUMER DISCRETIONARY – 21.3%
Home Depot, Inc. (Specialty Retail)	5,612	$157,529

CONSUMER STAPLES – 21.6%
Kraft Foods, Inc. Class A (Food Products)	5,691	159,348

HEALTH CARE – 17.4%
Pfizer, Inc. (Pharmaceuticals)	9,035	128,839

TELECOMMUNICATION SERVICES – 36.8%
AT&T, Inc. (Diversified Telecom. Svs.)	5,536	133,916
Verizon Communications, Inc. (Diversified Telecom. Svs.)	4,939	138,391

		272,307

Total Common Stocks (Cost $750,868)		$718,023

Money Market Funds – 2.9%	Shares	Value

Fidelity Institutional Money Market Funds	21,000	$21,000
Money Market Portfolio – Class I

Total Money Market Funds (Cost $21,000)		$21,000

Total Investments – 100.0% (Cost $771,868) (a)		$739,023
Other Assets in Excess of Liabilities – 0.0%		158

Net Assets – 100.0%		$739,181

Percentages are stated as a percent of Net Assets.

Footnote:

(a)	Represents cost for financial reporting purposes and Federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC

Statements of Assets and Liabilities	June 30, 2010 (Unaudited)

	Dow® Target 10 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Assets:
Investments in securities, at cost	$2,264,440	$2,609,968	$1,702,015	$1,992,389

Investments in securities, at value	$2,035,486	$2,324,753	$1,637,892	$1,834,256
Cash	110	117	675	948
Receivable for securities sold	—	—	—	11,010
Receivable for membership interests sold	—	120	—	—
Dividends and accrued interest receivable	4,504	6,494	3,381	4,095
Prepaid expenses and other assets	36	41	33	33

Total assets	2,040,136	2,331,525	1,641,981	1,850,342

Liabilities:
Payable for securities purchased	—	70,101	—	—
Payable for membership interests redeemed	71	131	72	63
Payable for investment management services	1,056	1,120	848	958
Accrued custody expense	36	70	62	65
Accrued professional fees	941	941	941	941
Accrued accounting fees	203	212	179	188
Accrued printing and other expenses	2,139	2,304	1,792	1,997

Total liabilities	4,446	74,879	3,894	4,212

Net assets	$2,035,690	$2,256,646	$1,638,087	$1,846,130

Net assets consist of:
Par value, $1 per membership interest	$251,820	$241,471	$219,831	$200,530
Paid-in capital in excess of par value	2,109,636	2,424,278	1,961,787	2,258,696
Accumulated net realized gain (loss) on investments	(419,021)	(498,955)	(844,837)	(781,479)
Net unrealized appreciation (depreciation) on investments	(228,954)	(285,215)	(64,123)	(158,133)
Undistributed net investment income	322,209	375,067	365,429	326,516

Net assets	$2,035,690	$2,256,646	$1,638,087	$1,846,130

Membership interests outstanding	251,820	241,471	219,831	200,530
Net asset value per membership interest	$8.08	$9.35	$7.45	$9.21

Statements of Operations	For the Six-Month Period Ended June 30, 2010 (Unaudited)

	Dow® Target 10 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Investment income:
Interest	$49	$48	$42	$38
Dividends	44,989	47,747	35,736	41,615

Total investment income	45,038	47,795	35,778	41,653

Expenses:
Management fees	6,449	7,004	5,420	6,022
Custodian fees	494	664	568	461
Managers’ (Board) fees	549	593	462	508
Professional fees	1,648	1,658	1,630	1,640
Accounting fees	627	664	557	576
Printing and filing fees	2,360	2,542	1,907	2,204
Other	34	38	32	32

Total expenses	12,161	13,163	10,576	11,443

Net investment income	32,877	34,632	25,202	30,210

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	15,530	684,356	13,343	(23,573)
Change in unrealized appreciation (depreciation) on investments	(141,749)	(744,234)	(64,359)	(75,224)

Net gain (loss) on investments	(126,219)	(59,878)	(51,016)	(98,797)

Change in net assets from operations	$(93,342)	$(25,246)	$(25,814)	$(68,587)

(continued)

The Dow® Target Variable Fund LLC

Statements of Assets and Liabilities (Continued)	June 30, 2010 (Unaudited)

	Dow® Target 5 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Assets:
Investments in securities, at cost	$905,630	$944,533	$590,307	$771,868

Investments in securities, at value	$816,461	$879,289	$615,398	$739,023
Cash	576	703	838	819
Dividends and accrued interest receivable	1,840	3,716	1,231	1,654
Prepaid expenses and other assets	21	17	11	16

Total assets	818,898	883,725	617,478	741,512

Liabilities:
Payable for membership interests redeemed	69	285	215	21
Payable for investment management services	431	446	324	393
Accrued custody expense	15	31	11	14
Accrued professional fees	941	941	941	941
Accrued accounting fees	91	90	76	88
Accrued printing and other expenses	1,016	942	662	874

Total liabilities	2,563	2,735	2,229	2,331

Net assets	$816,335	$880,990	$615,249	$739,181

Net assets consist of:
Par value, $1 per membership interest	$98,979	$112,523	$133,083	$100,358
Paid-in capital in excess of par value	1,435,903	1,374,608	1,398,362	1,204,631
Accumulated net realized gain (loss) on investments	(840,513)	(731,185)	(1,081,075)	(709,533)
Net unrealized appreciation (depreciation) on investments	(89,169)	(65,244)	25,091	(32,845)
Undistributed net investment income	211,135	190,288	139,788	176,570

Net assets	$816,335	$880,990	$615,249	$739,181

Membership interests outstanding	98,979	112,523	133,083	100,358
Net asset value per membership interest	$8.25	$7.83	$4.62	$7.37

Statements of Operations (Continued)	For the Six-Month Period Ended June 30, 2010 (Unaudited)

	Dow® Target 5 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Investment income:
Interest	$35	$40	$30	$31
Dividends	20,539	21,607	14,286	20,236

Total investment income	20,574	21,647	14,316	20,267

Expenses:
Management fees	3,128	2,801	2,027	2,614
Custodian fees	120	183	101	91
Managers’ (Board) fees	260	235	172	222
Professional fees	1,591	1,584	1,570	1,581
Accounting fees	296	279	236	282
Printing and filing fees	1,133	1,053	737	971
Other	23	15	11	16

Total expenses	6,551	6,150	4,854	5,777

Net investment income	14,023	15,497	9,462	14,490

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	79,478	291,790	5,473	(1,784)
Change in unrealized appreciation (depreciation) on investments	(123,667)	(352,628)	(44,419)	(79,211)

Net gain (loss) on investments	(44,189)	(60,838)	(38,946)	(80,995)

Change in net assets from operations	$(30,166)	$(45,341)	$(29,484)	$(66,505)

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC

 Statements of Changes in Net Assets

	Dow® Target 10 Portfolios
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
	Six-Month		Six-Month		Six-Month		Six-Month
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	June 30, 2010	December 31,	June 30, 2010	December 31,	June 30, 2010	December 31,	June 30, 2010	December 31,
	(Unaudited)	2009	(Unaudited)	2009	(Unaudited)	2009	(Unaudited)	2009

Increase (Decrease) in net assets:
Operations:
Net investment income	$32,877	$50,219	$34,632	$63,717	$25,202	$59,407	$30,210	$63,621
Net realized gain (loss) on investments	15,530	(670,686)	684,356	(1,444,843)	13,343	(1,191,387)	(23,573)	(796,119)
Change in unrealized appreciation (depreciation) on investments	(141,749)	996,674	(744,234)	1,963,990	(64,359)	1,290,050	(75,224)	961,356

Change in net assets from operations	(93,342)	376,207	(25,246)	582,864	(25,814)	158,070	(68,587)	228,858

Capital transactions:
Received from membership interests sold	308,337	379,057	156,534	594,258	39,231	357,723	6,651	269,188
Paid for membership interests redeemed	(224,078)	(396,722)	(305,244)	(681,113)	(253,574)	(657,285)	(173,812)	(606,214)

Change in net assets from capital transactions	84,259	(17,665)	(148,710)	(86,855)	(214,343)	(299,562)	(167,161)	(337,026)

Change in net assets	(9,083)	358,542	(173,956)	496,009	(240,157)	(141,492)	(235,748)	(108,168)
Net assets:
Beginning of period	2,044,773	1,686,231	2,430,602	1,934,593	1,878,244	2,019,736	2,081,878	2,190,046

End of period	$2,035,690	$2,044,773	$2,256,646	$2,430,602	$1,638,087	$1,878,244	$1,846,130	$2,081,878

Undistributed net investment income	$322,209	$289,332	$375,067	$340,435	$365,429	$340,227	$326,516	$296,306

 Statements of Changes in Net Assets

	Dow® Target 5 Portfolios
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
	Six-Month		Six-Month		Six-Month		Six-Month
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	June 30, 2010	December 31,	June 30, 2010	December 31,	June 30, 2010	December 31,	June 30, 2010	December 31,
	(Unaudited)	2009	(Unaudited)	2009	(Unaudited)	2009	(Unaudited)	2009

Increase (Decrease) in net assets:
Operations:
Net investment income	$14,023	$30,460	$15,497	$27,417	$9,462	$16,755	$14,490	$32,951
Net realized gain (loss) on investments	79,478	(1,189,443)	291,790	(1,058,650)	5,473	(936,687)	(1,784)	(810,393)
Change in unrealized appreciation (depreciation) on investments	(123,667)	1,422,030	(352,628)	1,236,356	(44,419)	813,143	(79,211)	797,740

Change in net assets from operations	(30,166)	263,047	(45,341)	205,123	(29,484)	(106,789)	(66,505)	20,298

Capital transactions:
Received from membership interests sold	43,370	176,664	65,297	221,727	11,117	168,433	14,862	81,040
Paid for membership interests redeemed	(285,946)	(762,664)	(110,951)	(426,291)	(58,974)	(187,127)	(135,025)	(479,417)

Change in net assets from capital transactions	(242,576)	(586,000)	(45,654)	(204,564)	(47,857)	(18,694)	(120,163)	(398,377)

Change in net assets	(272,742)	(322,953)	(90,995)	559	(77,341)	(125,483)	(186,668)	(378,079)
Net assets:
Beginning of period	1,089,077	1,412,030	971,985	971,426	692,590	818,073	925,849	1,303,928

End of period	$816,335	$1,089,077	$880,990	$971,985	$615,249	$692,590	$739,181	$925,849

Undistributed net investment income	$211,135	$197,112	$190,288	$174,791	$139,788	$130,326	$176,570	$162,080

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC

 Financial Highlights

	Dow® Target 10 — First Quarter						Dow® Target 10 — Second Quarter
	Six-Month						Six-Month
	Period Ended						Period Ended
	June 30, 2010		Year Ended December 31,				June 30, 2010		Year Ended December 31,
	(Unaudited)		2009	2008	2007	2006	(Unaudited)		2009	2008	2007	2006

Selected per-share data:
Net asset value, beginning of period	$8.44		$7.27	$11.62	$11.55	$9.64	$9.48		$7.45	$13.88	$13.21	$10.81

Income (loss) from operations:
Net investment income	0.08		0.16	0.46	0.30	0.45	0.22		0.26	0.42	0.39	0.45
Net realized and unrealized gain (loss) on investments	(0.44)		1.01	(4.81)	(0.23)	2.33	(0.35)		1.77	(6.85)	0.28	2.76

Total income (loss) from operations	(0.36)		1.17	(4.35)	0.07	2.78	(0.13)		2.03	(6.43)	0.67	3.21

Distributions:
Distributions from net investment income	—		—	—	—	(0.87)	—		—	—	—	(0.81)

Net asset value, end of period	$8.08		$8.44	$7.27	$11.62	$11.55	$9.35		$9.48	$7.45	$13.88	$13.21

Total return	–4.27	%(b)	16.09%	–37.44%	0.61%	28.86%	–1.37	%(b)	27.25%	–46.33%	5.07%	29.64%
Ratios and supplemental data:
Net assets at end of period (millions)	$2.0		$2.0	$1.7	$2.9	$2.5	$2.3		$2.4	$1.9	$3.6	$3.4
Ratio to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.13	%(a)	1.25%	1.03%	0.93%	0.98%	1.13	%(a)	1.25%	1.00%	0.91%	0.94%
Net investment income	3.06	%(a)	2.76%	3.48%	2.63%	2.92%	2.97	%(a)	3.12%	3.75%	2.59%	2.91%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.13	%(a)	1.26%	1.03%	0.93%	0.98%	1.13	%(a)	1.25%	1.00%	0.91%	0.94%
Net investment income	3.06	%(a)	2.76%	3.48%	2.63%	2.92%	2.97	%(a)	3.12%	3.75%	2.59%	2.91%
Portfolio turnover rate	45%		57%	54%	25%	22%	64%		57%	56%	37%	10%

(a)	Annualized.
(b)	Not annualized.

 Financial Highlights

	Dow® Target 10 — Third Quarter						Dow® Target 10 — Fourth Quarter
	Six-Month						Six-Month
	Period Ended						Period Ended
	June 30, 2010		Year Ended December 31,				June 30, 2010		Year Ended December 31,
	(Unaudited)		2009	2008	2007	2006	(Unaudited)		2009	2008	2007	2006

Selected per-share data:
Net asset value, beginning of period	$7.60		$6.92	$11.64	$11.03	$9.07	$9.56		$8.32	$12.80	$12.36	$10.18

Income (loss) from operations:
Net investment income	0.29		0.22 (a)	0.48	0.29	0.22	0.27		0.48	0.55	0.14	0.21
Net realized and unrealized gain (loss) on investments	(0.44)		0.46	(5.20)	0.32	2.32	(0.62)		0.76	(5.03)	0.30	2.58

Total income (loss) from operations	(0.15)		0.68	(4.72)	0.61	2.54	(0.35)		1.24	(4.48)	0.44	2.79

Distributions:
Distributions from net investment income	—		—	—	—	(0.58)	—		—	—	—	(0.61)

Net asset value, end of period	$7.45		$7.60	$6.92	$11.64	$11.03	$9.21		$9.56	$8.32	$12.80	$12.36

Total return	–1.97	%(c)	9.83%	–40.55%	5.53%	27.96%	–3.66	%(c)	14.90%	–35.00%	3.56%	27.41%
Ratios and supplemental data:
Net assets at end of period (millions)	$1.6		$1.9	$2.0	$4.2	$4.0	$1.8		$2.1	$2.2	$5.1	$2.9
Ratio to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.17	%(b)	1.26%	0.98%	0.90%	0.95%	1.14	%(b)	1.25%	1.00%	0.97%	0.98%
Net investment income	2.79	%(b)	3.39%	3.56%	2.67%	2.89%	3.01	%(b)	3.44%	3.42%	2.91%	2.88%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.17	%(b)	1.26%	0.98%	0.90%	0.95%	1.14	%(b)	1.25%	1.00%	0.97%	0.98%
Net investment income	2.79	%(b)	3.39%	3.56%	2.67%	2.89%	3.01	%(b)	3.44%	3.42%	2.91%	2.88%
Portfolio turnover rate	0%		59%	34%	40%	30%	0%		44%	60%	36%	22%

(a)	Calculated using the average shares method.
(b)	Annualized.
(c)	Not annualized.

(continued)

The Dow® Target Variable Fund LLC

 Financial Highlights (Continued)

	Dow® Target 5 — First Quarter						Dow® Target 5 — Second Quarter
	Six-Month						Six-Month
	Period Ended						Period Ended
	June 30, 2010		Year Ended December 31,				June 30, 2010		Year Ended December 31,
	(Unaudited)		2009	2008	2007	2006	(Unaudited)		2009	2008	2007	2006

Selected per-share data:
Net asset value, beginning of period	$8.73		$7.29	$14.13	$13.73	$10.23	$8.23		$6.80	$13.40	$12.78	$9.71

Income (loss) from operations:
Net investment income	0.55		0.17 (a)	0.24	0.40	0.43	0.21		0.45	0.54	0.30	0.29
Net realized and unrealized gain (loss) on investments	(1.03)		1.27	(7.08)	—	3.75	(0.61)		0.98	(7.14)	0.32	3.39

Total income (loss) from operations	(0.48)		1.44	(6.84)	0.40	4.18	(0.40)		1.43	(6.60)	0.62	3.68

Distributions:
Distributions from net investment income	—		—	—	—	(0.68)	—		—	—	—	(0.61)

Net asset value, end of period	$8.25		$8.73	$7.29	$14.13	$13.73	$7.83		$8.23	$6.80	$13.40	$12.78

Total return	–5.50	%(c)	19.75%	–48.41%	2.91%	40.83%	–4.86	%(c)	21.03%	–49.25%	4.85%	37.87%
Ratios and supplemental data:
Net assets at end of period (millions)	$0.8		$1.1	$1.4	$1.8	$1.6	$0.9		$1.0	$1.0	$2.1	$1.5
Ratio to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.26	%(b)	1.33%	1.02%	0.99%	0.99%	1.32	%(b)	1.46%	1.08%	1.00%	1.01%
Net investment income	2.69	%(b)	2.42%	3.67%	2.66%	3.15%	3.32	%(b)	2.94%	3.99%	2.62%	2.99%
Ratios assuming no expenses reduced or reimbursed by adviser:
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.26	%(b)	1.35%	1.02%	0.99%	0.99%	1.32	%(b)	1.51%	1.08%	1.00%	1.01%
Net investment income	2.69	%(b)	2.41%	3.67%	2.66%	3.15%	3.32	%(b)	2.89%	3.99%	2.62%	2.99%
Portfolio turnover rate	92%		87%	56%	54%	50%	62%		79%	62%	54%	29%

(a)	Calculated using the average shares method.
(b)	Annualized.
(c)	Not annualized.

 Financial Highlights (Continued)

	Dow® Target 5 — Third Quarter						Dow® Target 5 — Fourth Quarter
	Six-Month						Six-Month
	Period Ended						Period Ended
	June 30, 2010		Year Ended December 31,				June 30, 2010		Year Ended December 31,
	(Unaudited)		2009	2008	2007	2006	(Unaudited)		2009	2008	2007	2006

Selected per-share data:
Net asset value, beginning of period	$4.85		$5.52	$11.51	$10.57	$8.09	$8.03		$7.58	$12.90	$12.06	$9.10

Income (loss) from operations:
Net investment income	0.14		0.15	0.39	0.23	0.12	0.35		0.65	0.39	0.19	0.19
Net realized and unrealized gain (loss) on investments	(0.37)		(0.82)	(6.38)	0.71	2.82	(1.01)		(0.20)	(5.71)	0.65	3.30

Total income (loss) from operations	(0.23)		(0.67)	(5.99)	0.94	2.94	(0.66)		0.45	(5.32)	0.84	3.49

Distributions:
Distributions from net investment income	—		—	—	—	(0.46)	—		—	—	—	(0.53)

Net asset value, end of period	$4.62		$4.85	$5.52	$11.51	$10.57	$7.37		$8.03	$7.58	$12.90	$12.06

Total return	–4.74	%(b)	–12.14%	–52.04%	8.89%	36.37%	–8.22	%(b)	5.94%	–41.24%	6.97%	38.33%
Ratios and supplemental data:
Net assets at end of period (millions)	$0.6		$0.7	$0.8	$1.8	$1.4	$0.7		$0.9	$1.3	$2.2	$1.6
Ratio to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.44	%(a)	1.59%	1.15%	1.08%	1.06%	1.33	%(a)	1.43%	1.09%	1.08%	1.03%
Net investment income	2.80	%(a)	2.72%	4.03%	2.59%	2.89%	3.33	%(a)	3.38%	3.79%	2.53%	3.09%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.44	%(a)	1.74%	1.15%	1.08%	1.06%	1.33	%(a)	1.47%	1.09%	1.08%	1.03%
Net investment income	2.80	%(a)	2.58%	4.03%	2.59%	2.89%	3.33	%(a)	3.35%	3.79%	2.53%	3.09%
Portfolio turnover rate	0%		92%	86%	61%	40%	0%		72%	80%	66%	39%

(a)	Annualized.
(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

The Dow® Target Variable Fund LLC

Notes to Financial Statements	June 30, 2010 (Unaudited)

(1)	Organization

The Dow® Target Variable Fund LLC (the “Fund”) is an open-end management investment company. The Dow® Target 10 Portfolios are four non-diversified portfolios of common stock of the ten companies in the Dow Jones Industrial Averagesm (“DJIAsm”) having the highest dividend yields as of the close of business on or about the second to last business day prior to the beginning of each of the respective Portfolio’s annual term. These ten companies are popularly known as the “Dogs of the Dow.” The Dow® Target 5 Portfolios are four non-diversified portfolios of common stock of the five Dow® Target 10 companies having the lowest per-share stock prices as of the close of business on or about the second to last business day prior to the beginning of each of the respective Portfolio’s annual term.

The Fund’s objective is to provide above-average total returns through both capital appreciation and dividend income. The Fund may or may not achieve that objective. The stocks held in each Portfolio of the Fund are not expected to reflect the DJIAsm and the prices of Portfolio membership interests are not intended to track movements of the DJIAsm. The Dowsm consists of thirty stocks selected by Dow Jones & Company, Inc. (“Dow Jones”) as representing American industry and the broader domestic stock market.

The Fund is a limited liability company created under Ohio law. The membership interests of its Portfolios are owned entirely by variable annuity separate accounts of The Ohio National Life Insurance Company (“ONLIC”). Portfolio membership interests are not offered directly to the public. Portfolio membership interests are purchased by ONLIC’s separate accounts as an investment option for variable annuity contracts.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

(2)	Significant Accounting Policies

Portfolio membership interests are sold to ONLIC’s separate accounts without a sales charge. They may be redeemed at their net asset value next computed after the Portfolio receives a purchase or redemption order. The value of Portfolio membership interests is based on the value of the stocks and any other cash or net assets of each Portfolio. The domestic common stocks of the Portfolio are valued at the price of the last trade on the exchange on which each security is primarily traded. This valuation is conducted as of 4:00 p.m. Eastern Time each day that the New York Stock Exchange is open for unrestricted trading.

The net asset value of each Portfolio is computed by dividing the value of that Portfolio’s securities plus any cash or other assets, less the Portfolio’s liabilities, by the number of Portfolio membership interests outstanding.

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.

(continued)

The Dow® Target Variable Fund LLC

Notes to Financial Statements (Continued)	June 30, 2010 (Unaudited)

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value at June 30, 2010:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3

Dow® Target 10 — First Quarter	Common Stocks	$2,004,486	$—	$—
	Money Market Funds	31,000	—	—

		$2,035,486	$—	$—

Dow® Target 10 — Second Quarter	Common Stocks	$2,218,753	$—	$—
	Money Market Funds	106,000	—	—

		$2,324,753	$—	$—

Dow® Target 10 — Third Quarter	Common Stocks	$1,600,892	$—	$—
	Money Market Funds	37,000	—	—

		$1,637,892	$—	$—

Dow® Target 10 — Fourth Quarter	Common Stocks	$1,811,256	$—	$—
	Money Market Funds	23,000	—	—

		$1,834,256	$—	$—

Dow® Target 5 — First Quarter	Common Stocks	$792,461	$—	$—
	Money Market Funds	24,000	—	—

		$816,461	$—	$—

Dow® Target 5 — Second Quarter	Common Stocks	$852,289	$—	$—
	Money Market Funds	27,000	—	—

		$879,289	$—	$—

Dow® Target 5 — Third Quarter	Common Stocks	$594,398	$—	$—
	Money Market Funds	21,000	—	—

		$615,398	$—	$—

Dow® Target 5 — Fourth Quarter	Common Stocks	$718,023	$—	$—
	Money Market Funds	21,000	—	—

		$739,023	$—	$—

There were no significant transfers into, or out of, Level 1, Level 2, or Level 3 for the six-month period ended June 30, 2010.

Dividends and Distributions

As a single-member limited liability company, the Fund is not subject to Subchapter M distribution requirements. Distributions are, however, made periodically.

In the normal course of business, security transactions are accounted for no later than the first calculation on the first business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on a trade date basis. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily as earned. Net realized gain or loss on investments is determined using the specific identification method.

Federal Income Taxes

The Fund is a single-member limited liability company that is taxed as a division of ONLIC. Income and losses of the Portfolios are included in the taxable income or loss of ONLIC. Accordingly, the Portfolios have no provision for Federal income taxes.

(continued)

The Dow® Target Variable Fund LLC

Notes to Financial Statements (Continued)	June 30, 2010 (Unaudited)

The Fund and its tax agent, U.S. Bancorp Fund Services, LLC, perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Ohio (i.e. the last 4 tax year ends and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ financial statements.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributed to a Portfolio are allocated on the basis of relative net assets or other appropriate method.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)	Unrealized Appreciation (Depreciation) on Investments

The gross unrealized appreciation and depreciation on investments for financial reporting purposes and Federal income tax purposes in each Portfolio at June 30, 2010 were as follows:

	Dow® Target 10 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Gross unrealized:
Appreciation	$49,710	$26,118	$186,759	$75,251
Depreciation	(278,664)	(311,333)	(250,882)	(233,384)

Net unrealized:
Appreciation (Depreciation)	$(228,954)	$(285,215)	$(64,123)	$(158,133)

Aggregate cost of securities	$2,264,440	$2,609,968	$1,702,015	$1,992,389

	Dow® Target 5 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Gross unrealized:
Appreciation	$3,713	$20,921	$55,111	$22,105
Depreciation	(92,882)	(86,165)	(30,020)	(54,950)

Net unrealized:
Appreciation (Depreciation)	$(89,169)	$(65,244)	$25,091	$(32,845)

Aggregate cost of securities	$905,630	$944,533	$590,307	$771,868

(continued)

The Dow® Target Variable Fund LLC

Notes to Financial Statements (Continued)	June 30, 2010 (Unaudited)

(4)	Investment Transactions

Purchases and sales of investment securities (excluding short-term and government securities) for the six-month period ended June 30, 2010 were as follows:

	Dow® Target 10 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Common Stocks:
Purchases	$1,071,789	$1,463,410	$0	$0
Sales	$940,557	$1,579,898	$186,112	$139,956

	Dow® Target 5 Portfolios
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Common Stocks:
Purchases	$898,503	$556,168	$0	$0
Sales	$1,120,106	$582,088	$28,980	$92,903

(5)	Related Party and Other Transactions

The Portfolios’ day-to-day investment management is the responsibility of its investment adviser, Ohio National Investments, Inc. (“ONI”). ONI is an Ohio corporation and is a wholly-owned subsidiary of ONLIC. Its address is the same as those of the Fund and ONLIC. ONI and its predecessor have been managing investment companies since 1970.

For managing the Fund’s assets, ONI receives a management fee based on each of the Portfolios’ average daily net assets. This fee is calculated daily at the annualized rate of 0.60% of average daily net assets.

In addition to the fee paid to ONI, the Portfolios incur other expenses for legal and accounting services, registration and filing fees, custodial services, and shareholder report services. Under the agreement between the Fund and ONI, ONI has agreed to reimburse each Portfolio for expenses, other than advisory fees, taxes and interest, that exceed 1%, on an annualized basis, evaluated quarterly, of each Portfolio’s average daily net assets. The agreement is renewed annually upon the approval of the Fund’s Board of Managers (the “Board”). ONI contracts with First Trust Advisors LP (“First Trust”) to serve as sub-adviser to the Portfolios. First Trust manages the Portfolios’ assets under ONI’s supervision. First Trust, an investment adviser to financial institutions, is located at 120 East Liberty Drive in Wheaton, Illinois. First Trust has been managing Dow® Target strategies in unit investment trusts and other investment companies since 1991.

First Trust has been granted a license by Dow Jones to use certain copyright, trademark and proprietary rights and trade secrets. The Fund and ONLIC have entered into agreements with First Trust to grant the Fund and ONLIC permission to use and refer to the Dow Jones marks and rights in connection with the Fund and ONLIC’s separate accounts. For the service and rights provided by First Trust, ONI pays First Trust a monthly sub-advisory fee based on each Portfolio’s average daily net assets. This fee is calculated daily at the annualized rate of 0.35% of the Portfolios’ average daily net assets, and is an expense of ONI, not the Fund.

Each Manager is paid a quarterly retainer of $100 plus $100 for each Board meeting attended and $100 for each Committee meeting attended. For the six-month period ended June 30, 2010 compensation of these managers by the Fund totaled $3,000.

Pursuant to an agreement among ONI, ONLIC and the Fund, ONLIC will, to the extent requested by ONI, provide administrative services and such office supplies and equipment as may be reasonably required for ONI to properly perform its functions on behalf of the Fund. In that regard, ONLIC personnel perform the transfer agent function and other administrative services on behalf of the Fund. Fees for services provided to ONI by ONLIC do not represent expenses of the Fund.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as accounting agent and U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for the Fund.

(continued)

The Dow® Target Variable Fund LLC

Notes to Financial Statements (Continued)	June 30, 2010 (Unaudited)

(6)	Portfolio Membership Interest Transactions

Portfolio membership interest transactions for the six-month period ended June 30, 2010, and the year ended December 31, 2009, were as follows:

	Dow® Target 10 Portfolios				Dow® Target 10 Portfolios
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
	Six-Month		Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended		Period Ended
	6/30/2010	Year Ended	6/30/2010	Year Ended	6/30/2010	Year Ended	6/30/2010	Year Ended
	(Unaudited)	12/31/2009	(Unaudited)	12/31/2009	(Unaudited)	12/31/2009	(Unaudited)	12/31/2009

Membership interests issued on sales	35,712	66,802	15,937	88,306	5,045	52,952	653	29,387
Membership interests redeemed	(26,072)	(56,655)	(30,750)	(91,777)	(32,262)	(97,721)	(17,802)	(74,790)

Net increase (decrease)	9,640	10,147	(14,813)	(3,471)	(27,217)	(44,769)	(17,149)	(45,403)

	Dow® Target 5 Portfolios				Dow® Target 5 Portfolios
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
	Six-Month		Six-Month		Six-Month		Six-Month
	Period Ended		Period Ended		Period Ended		Period Ended
	6/30/2010	Year Ended	6/30/2010	Year Ended	6/30/2010	Year Ended	6/30/2010	Year Ended
	(Unaudited)	12/31/2009	(Unaudited)	12/31/2009	(Unaudited)	12/31/2009	(Unaudited)	12/31/2009

Membership interests issued on sales	4,832	31,178	7,851	36,077	2,150	37,637	1,840	11,319
Membership interests redeemed	(30,551)	(100,169)	(13,426)	(60,860)	(11,913)	(42,899)	(16,784)	(68,028)

Net increase (decrease)	(25,719)	(68,991)	(5,575)	(24,783)	(9,763)	(5,262)	(14,944)	(56,709)

The Dow® Target Variable Fund LLC

Additional Information (Unaudited)	June 30, 2010

(1)	Review and Approval of Advisory and Sub-Advisory Agreements

There were no approvals of advisory or sub-advisory contracts during the six-month period ended June 30, 2010. The most recent comprehensive annual approval of advisory and sub-advisory contracts occurred during the August 20, 2009 and November 19, 2009 meetings of the Fund’s Board.

(2)	Expense Disclosure

An individual may not buy or own membership interest of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract and allocating payments to Fund Portfolios available through separate accounts. The separate accounts of ONLIC are the holders of all membership interests of the Fund.

As a holder of the Fund’s membership interests, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate accounts and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2010 and held through June 30, 2010.

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

	Beginning	Ending		Expense Ratio
	Investment	Investment	Expense Paid	During Period
	Value	Value	During Period*	1/1/2010 – 6/30/2010
Portfolio	1/1/2010	6/30/2010	1/1/2010 – 6/30/2010	(Annualized)

Dow® Target 10 — First Quarter	$1,000.00	$957.35	$5.49	1.13%
Dow® Target 10 — Second Quarter	1,000.00	986.29	5.55	1.13%
Dow® Target 10 — Third Quarter	1,000.00	980.26	5.75	1.17%
Dow® Target 10 — Fourth Quarter	1,000.00	963.39	5.55	1.14%
Dow® Target 5 — First Quarter	1,000.00	945.02	6.06	1.26%
Dow® Target 5 — Second Quarter	1,000.00	951.40	6.37	1.32%
Dow® Target 5 — Third Quarter	1,000.00	952.58	6.96	1.44%
Dow® Target 5 — Fourth Quarter	1,000.00	917.81	6.31	1.33%

(continued)

The Dow® Target Variable Fund LLC

Additional Information (Unaudited) (Continued)	June 30, 2010

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending		Expense Ratio
	Investment	Investment	Expense Paid	During Period
	Value	Value	During Period*	1/1/2010 – 6/30/2010
Portfolio	1/1/2010	6/30/2010	1/1/2010 – 6/30/2010	(Annualized)

Dow® Target 10 — First Quarter	$1,000.00	$1,019.18	$5.67	1.13%
Dow® Target 10 — Second Quarter	1,000.00	1,019.20	5.65	1.13%
Dow® Target 10 — Third Quarter	1,000.00	1,018.99	5.86	1.17%
Dow® Target 10 — Fourth Quarter	1,000.00	1,019.14	5.71	1.14%
Dow® Target 5 — First Quarter	1,000.00	1,018.56	6.29	1.26%
Dow® Target 5 — Second Quarter	1,000.00	1,018.26	6.59	1.32%
Dow® Target 5 — Third Quarter	1,000.00	1,017.67	7.19	1.44%
Dow® Target 5 — Fourth Quarter	1,000.00	1,018.22	6.64	1.33%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads), or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may be higher for these Portfolios as well as for a fund being compared.

“Dow Jones Industrial Averagesm”, “DJIAsm”, “Dow Industrialssm”, and “The Dow®” are service marks or trademarks of Dow Jones & Company, Inc. (“Dow Jones”) and have been licensed for uses for certain purposes by First Trust, ONI and the Fund. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the Fund’s unit owners or any member of the public regarding the advisability of purchasing the Fund. Dow Jones’ only relationship to the Fund, ONLIC, ONI or First Trust is the licensing of certain copyrights, trademarks, servicemarks and service names of Dow Jones. Dow Jones has no obligation to take the needs of ONLIC, ONI, First Trust or variable annuity owners into consideration in determining, composing or calculating the Dow. Dow Jones is not responsible for and has not participated in the determination of the terms and conditions of the Fund, including the pricing of Fund interests or the amount payable under variable contracts. Dow Jones has no obligation or liability in connection with the administration or marketing of the Fund or any variable annuity contracts.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, ONI, ONLIC, VARIABLE ANNUITY OWNERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGESM OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND FIRST TRUST, ONI, AND/OR ONLIC.

The Dow® Target Variable Fund LLC

Information about Managers and Officers (Unaudited)	June 30, 2010

			Term served	Number of
			as Officer	Portfolios in	Principal Occupation and Other
Name and Address	Age	Position with the Fund	or Manager	Fund Complex*	Directorships During Past Five Years

Independent Managers
James E. Bushman 100 W. Rivercenter Boulevard, 2C Covington, Kentucky	65	Manager, Chairman of Audit Committee and Member of Independent Managers Committee	Since March 2000	32	Director, Chairman and CEO: Cast-Fab Technologies, Inc. (a manufacturing company); Director: The Midland Company (1998-2008), Air Transport Services Group, Inc., The Littleford Group, Inc. (1984-2010), Hilltop Basic Resources, Inc., The Elizabeth Gamble Deaconess Home Association, The Christ Hospital and The University of Cincinnati Foundation.

L. Ross Love 2121 Alpine Place Cincinnati, Ohio	64	Manager, Member of Audit and Independent Managers Committees	Since October 1998	32	Director, President and CEO: Blue Chip Enterprises LLC (a company with holdings in the communications and medical equipment industries.); Director: The VQ Company; Trustee: Syracuse University, Greater Cincinnati Chamber of Commerce.

George M. Vredeveld University of Cincinnati Economic Center for Education & Research 90 W. Daniels Cincinnati, Ohio	67	Lead Independent Director, Member of Audit and Independent Managers Committees	Since October 1998	32	Alpaugh Professor of Economics: University of Cincinnati; President: Economics Center for Education & Research.

John I. Von Lehman 10 Creek Side Drive Cincinnati, Ohio	57	Manager, Member of Audit and Independent Managers Committees	Since August 2007	32	Former Executive Vice President, CFO, Secretary, and Director: The Midland Company (1988-2007); Director, Audit Committee and Corporate Governance Committee Member: American Financial Group, Inc.; Director: Life Enriching Communities; Audit Committee Member: Red Cross Cincinnati Chapter; Investment Committee: Xavier University Foundation.

Interested Manager
John J. Palmer One Financial Way Cincinnati, Ohio	70	Chairman and Manager	Since October 1998	32	Director: NSLA; Director: Cincinnati Symphony Orchestra; Trustee: Cincinnati Opera. Prior to March 2010, was President of the Fund, Director and Vice Chairman: ONLIC; Director: ONI and various other Ohio National-affiliated companies; Prior to May 2010 was President and CEO: NSLA.

Officers
Christopher A. Carlson One Financial Way Cincinnati, Ohio	51	President	Since March 2000	32	Senior Vice President and Chief Investment Officer: ONLIC; President and Director: ONI; Chief Investment Officer: NSLA; Officer and Director of various other Ohio National-affiliated companies. Prior to March 2010, was Vice President of the Fund.

Thomas A. Barefield One Financial Way Cincinnati, Ohio	57	Vice President	Since October 1998	32	Executive Vice President and Chief Marketing Officer — Institutional Sales: ONLIC; Director and Vice President — Marketing: NSLA; Director: ONI; Senior Vice President: Ohio National Equities, Inc.; Recent graduate of class XXIX of Leadership Cincinnati.

Dennis R. Taney One Financial Way Cincinnati, Ohio	62	Chief Compliance Officer	Since August 2004	32	Second Vice President: ONLIC, Chief Compliance Officer: ONLIC, ONI, NSLA, and other Ohio National-affiliated companies.

R. Todd Brockman One Financial Way Cincinnati, Ohio	41	Treasurer	Since August 2004	32	Second Vice President, Mutual Fund Operations: ONLIC and NSLA; Treasurer: ONI.

(continued)

The Dow® Target Variable Fund LLC

Information about Managers and Officers (Unaudited)	June 30, 2010

			Term served	Number of
			as Officer	Portfolios in	Principal Occupation and Other
Name and Address	Age	Position with the Fund	or Manager	Fund Complex*	Directorships During Past Five Years

Kimberly A. Plante One Financial Way Cincinnati, Ohio	36	Secretary	Since March 2005	32	Prior to August 2007 was Assistant Secretary, Associate Counsel: ONLIC; Secretary: ONI; Officer of various other Ohio National-affiliated companies.

Catherine E. Gehr One Financial Way Cincinnati, Ohio	38	Assistant Treasurer	Since March 2005	32	Manager, Mutual Fund Operations: ONLIC; Assistant Treasurer: ONI.

Katherine L. Carter One Financial Way Cincinnati, Ohio	31	Assistant Secretary	Since August 2007	32	Assistant Counsel: ONLIC; Prior to July 2007 was Compliance Officer with Fifth Third Securities, Inc.

*	The Fund Complex is defined as Ohio National Fund, Inc. and The Dow® Target Variable Fund LLC.

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The Dow® Target Variable Fund LLC
P.O. Box 371
Cincinnati, Ohio 45201
Form 8561 Rev. 8-10

Item 2.	Code Of Ethics.

As of the end of the period covered by this report, The Dow® Target Variable Fund (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. A copy of this Code of Ethics is filed as an exhibit to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.

Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Managers has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Mr. James E. Bushman. Mr. Bushman is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees And Services.

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.
(a)	Audit Fees.

Fiscal year ended December 31, 2009: $19,800

Fiscal year ended December 31, 2008: $19,120

(b)	Audit-Related Fees.

Professional services rendered in connection with the consent on the Fund’s N1A filing.

Fiscal year ended December 31, 2009: $4,600

Fiscal year ended December 31, 2008: $4,600

(c)	Tax Fees.	None.

(d)	All Other Fees.	None.
(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.
(e)	(2) Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

During the fiscal years ended December 31, 2009 and 2008, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.
(f)	Not applicable.

(g)	There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)	Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.

Item 5.	Audit Committee Of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Managers.

Item 11.	Controls and Procedures.
(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
The Dow® Target Variable Fund LLC

By:	/s/ Christopher A. Carlson Christopher A. Carlson
President
September 3, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
The Dow® Target Variable Fund LLC

By:	/s/ Christopher A. Carlson Christopher A. Carlson
President
September 3, 2010

By:	/s/ R. Todd Brockman R. Todd Brockman
Treasurer
September 3, 2010